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                                                                   Exhibit 10.86

                               GUARANTY AGREEMENT
                                 (Subsidiaries)

                  WHEREAS, NELNET, INC. and NATIONAL EDUCATION LOAN NETWORK, INC. (together "BORROWERS") have entered into that certain Credit Agreement dated September 25, 2003, with M&I MARSHALL & ILSLEY BANK, SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK, INDIANA (the "BANKS") (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "CREDIT AGREEMENT", and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement);

                  WHEREAS, the execution of this Guaranty Agreement is a condition to the Bank's obligations under the Credit Agreement and an inducement to the other Secured Parties to extend credit to the Borrowers;

                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned Subsidiaries and any Subsidiary hereafter added as a "GUARANTOR" hereto pursuant to a Subsidiary Joinder Agreement (individually a "GUARANTOR" and collectively the "GUARANTORS"), hereby irrevocably and unconditionally guarantees to M&I Marshall & Ilsley Bank, as agent for itself and the other Secured Parties (the "AGENT") the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. The term "GUARANTEED INDEBTEDNESS", as used herein means all of the "OBLIGATIONS", as defined in the Credit Agreement (which includes both
Article I (the Refinancing Credit Facility) and Article II (the Commercial Paper Facility)) and shall include any and all post-petition interest and expenses (including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that (a) the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances, and (b) the Guaranteed Indebtedness shall be limited, with respect to UFS Securities, LLC ("UFS") only, to an aggregate amount equal to the largest amount that would not put UFS in violation of the net capital requirements applicable to UFS by reason of UFS's status as a registered broker dealer.

         2. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which either Borrower may have against Agent, any Secured Party or any other party, or which any Guarantor may have against either Borrower, Agent, any Secured Party or any other party, shall be available to, or shall be asserted by, any Guarantor against Agent, any Secured Party or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

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         3.       If a Guarantor becomes liable for any indebtedness owing by either Borrower to Agent or any Secured Party by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Agent and the Secured Parties hereunder shall be cumulative of any and all other rights that Agent and the Secured Parties may ever have against such Guarantor. The exercise by Agent and the Secured Parties of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. In the event of default by either Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Agent, without notice or demand, in lawful currency of the United States of America, and it shall not be necessary for Agent or any Secured Party, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against either Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Agent and any Secured Party with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to Agent and any Secured Party hereunder, all rights of such Guarantor against Borrowers, any other guarantor or any Collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness. Each Guarantor also agrees to be bound by the contribution and subrogation provisions of SECTION 3.7 of the Credit Agreement.

         5. If acceleration of the time for payment of any amount payable by either Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of either Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Agent or any Secured Party.

         6. Each Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of either Borrower, or the dissolution, insolvency, or bankruptcy of either Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness;
(d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise

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that may be granted or given by Agent or any Secured Party to either Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Agent or any Secured Party to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by either Borrower or any other party to Agent or any Secured Party is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Agent or any Secured Party is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Agent or any Secured Party to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of either Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, either Borrower or any Guarantor (other than payment of the Guaranteed Indebtedness).

         7. Each Guarantor represents and warrants to the Agent and the Secured Parties as follows:

                  (a) All representations and warranties in the Credit Agreement relating to it are true and correct as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

                  (b) It has, independently and without reliance upon the Agent or any Secured Party and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

                  (c) It has adequate means to obtain from Borrowers on a continuing basis information concerning the financial condition and assets of Borrowers and it is not relying upon the Agent or any Secured Party to provide (and neither the Agent nor any Secured Party shall have any duty to provide) any such information to it either now or in the future.

                  (d) The value of the consideration received and to be received by each Guarantor as a result of Borrowers' and the Banks' entering into the Credit Agreement and each Guarantor's executing and delivering the Loan Documents to which it is a party is reasonably worth at least as much as the liability and obligation of each Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit each Guarantor directly or indirectly.

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         8.       Each Guarantor covenants and agrees that, as long as the
Guaranteed Indebtedness or any part thereof is outstanding or the Banks have any commitment under the Credit Agreement, it will comply with all covenants set forth in the Credit Agreement specifically applicable to it.

         9. When an Event of Default exists, each Secured Party shall have the right to set-off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from any Secured Party to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent shall have made any demand under this Guaranty Agreement. Each Secured Party agrees promptly to notify Borrowers after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of the Secured Parties hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Secured Parties may have.

         10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash; except that prior to the occurrence and continuance of a Default, a Guarantor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business. When a Default exists, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash. If any sums shall be paid to a Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of the Agent and shall forthwith be paid to Agent without affecting the liability of any Guarantor under this Guaranty Agreement and may be applied by Agent against the Guaranteed Indebtedness in accordance with the Credit Agreement. Upon the request of Agent, a Guarantor shall execute, deliver, and endorse to Agent such documentation as Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement and with respect to a Guarantor, the term "SUBORDINATED INDEBTEDNESS" means all indebtedness, liabilities, and obligations of either Borrower or any Obligated Party other than such Guarantor (Borrowers and such Obligated Parties herein the "DEBTORS") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

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                  (b) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, Agent or any Secured Party presently exist or are hereafter created or attached. Without the prior written consent of Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Agent shall have the right to prove any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been paid in full in cash. Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

                  (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

         11. Except for modifications made pursuant to the execution and delivery of a Subsidiary Joinder Agreement (which needs to be signed only by the Subsidiary party thereto), no amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent or any Secured Party to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         12. To the extent permitted bylaw, any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by either Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of a Guarantor against the Agent or any Secured Party shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         13. This Guaranty Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty

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Agreement is binding not only on each Guarantor, but on each Guarantor's successors and assigns; provided that no Guarantor may assign its rights or obligations hereunder without the prior written consent of the Bank.

         14. Each Guarantor recognizes that the Banks are relying upon this Guaranty Agreement and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to Borrowers under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement and the other Loan Documents to which each Guarantor is a party is a material inducement to the Bank in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement or any other Loan Document to which it is a party.

         15. Any notice or demand to any Guarantor under or in connection with this Guaranty Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of Borrowers in accordance with the notice provisions in the Credit Agreement.

         16. The Guarantors shall, jointly and severally, pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by the Agent in connection with the enforcement or collection of this Guaranty Agreement.

         17. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by either Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         18. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and each Guarantor agrees that the Agent may exercise any and all rights granted to it under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty Agreement.

         19. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, THE AGENT AND THE SECURED PARTIES WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY EACH GUARANTOR, THE AGENT AND THE SECURED PARTIES AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, THE AGENT AND THE SECURED PARTIES, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT.

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THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, THE AGENT AND THE SECURED
PARTIES.

         20. This Guaranty Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin and applicable laws of the United States of America.

         21. Each Guarantor waives (a) promptness, diligence, and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness, or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement, and indulgences of every kind, and (b) the taking of any other action by the Agent, including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrowers, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party. To the maximum extent lawful, each Guarantor waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any Guaranteed Indebtedness or require suit against either Borrower or others.

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                  EXECUTED as of the date first written above.

                                               GUARANTORS:
                                               CHARTER ACCOUNT SYSTEMS, INC.
                                               CLASSCREDIT, INC.
                                               EFS, INC.
                                               EFS SERVICES, INC.
                                               GUARANTEC, LLP
                                               IDAHO FINANCIAL ASSOCIATES, INC.
                                               INTUITION, INC.
                                               NATIONAL HIGHER EDUCATIONAL LOAN
                                                  PROGRAM, INC.
                                               NELNET CANADA, INC.
                                               NELNET CORPORATION
                                               NELNET GUARANTEE SERVICES, INC.
                                               NELNET MARKETING SOLUTIONS, INC.
                                               STUDENT PARTNER SERVICES, INC.

                                               By:  /s/ TERRY HEIMES
                                                  ______________________________

                                               UFS SECURITIES, LLC

                                               By:  /s/ MARK PORTZ
                                                  ______________________________

                                               SHOCKLEY FINANCIAL CORP.

                                               By:  /s/ MARK PORTZ
                                                  ______________________________